Exhibit 99.1

INVESTOR CONTACT: Jeff Boldt (650) 786-0333 jeff.boldt@sun.com

MEDIA CONTACT: May Goh Petry (650) 786-0034 may.petry@sun.com

INDUSTRY ANALYST CONTACT: Joanne Masters (650) 786-0847 joanne.masters@sun.com

SUN MICROSYSTEMS REPORTS FISCAL THIRD QUARTER RESULTS

      SANTA CLARA, Calif. — April 15, 2004 — Sun Microsystems, Inc. (NASDAQ: SUNW), a leader in systems and solutions that make the Net work, reported results today for its fiscal 2004 third quarter, which ended March 28, 2004. The results reported today for revenue and earnings per share are within the ranges provided in the company’s financial press release of April 2nd 2004.

      Revenues for the third quarter of fiscal 2004 were $2.651 billion, a sequential decrease of 8.2 percent and a year-over-year decline of 5.0 percent as compared with $2.790 billion for the third quarter of fiscal 2003. Total gross margin for the quarter as a percent of revenues was 40.3 percent, a decrease of 1.5 percentage points sequentially and a decrease of 4.3 percentage points as compared with the third quarter of fiscal 2003. Net loss for the quarter was $760 million or $0.23 per share as compared with net income of $4 million or $0.00 per share for the third quarter of fiscal 2003. This loss includes a non-cash charge of $300 million for an increase in the valuation allowance for deferred tax assets, a charge of $203 million for workforce and real estate restructuring, and a gain of $3 million on equity investments. Excluding these amounts, net loss for the quarter on a non-GAAP basis would have been $260 million or a net loss per share of $0.08.

      Sun has scheduled a conference call today to discuss its earnings for the third quarter of fiscal year 2004 at 2:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

Since its inception in 1982, a singular vision — “The Network Is The ComputerTM” — has propelled SunMicrosystems, Inc. (Nasdaq: SUNW) to its position as a leading provider of industrial-strength hardware, software and services that make the Net work. Sun can be found in more than 100 countries and on the World Wide Web at http://www.sun.com.

      Sun, Sun Microsystems, the Sun logo, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries.

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 28, 2004	March 30, 2003	March 28, 2004	March 30,2003
Net revenues:
Products	$1,711	$1,897	$5,289	$5,790
Services	940	893	2,786	2,662

Total net revenues	2,651	2,790	8,075	8,452
Cost of sales:
Cost of sales—products	980	1,021	3,052	3,232
Cost of sales—services	603	526	1,731	1,582

Total cost of sales	1,583	1,547	4,783	4,814

Gross margin	1,068	1,243	3,292	3,638
Operating expenses:
Research and development	470	467	1,408	1,355
Selling, general and administrative	842	791	2,468	2,503
Restructuring charges	203	(4)	194	377
Purchased in-process research and development	—	—	1	4
Impairment of goodwill and other intangible assets	—	—	—	2,125

Total operating expenses	1,515	1,254	4,071	6,364

Operating loss	(447)	(11)	(779)	(2,726)
Gain (loss) on equity investments, net	3	(16)	(58)	(58)
Interest income, net	23	33	64	110

Income (loss) before income taxes	(421)	6	(773)	(2,674)
Provision (benefit) for income taxes	339	2	398	(284)

Net income (loss)	$(760)	$4	$(1,171)	$(2,390)

Net income (loss) per common share—basic and diluted	$(0.23)	$—	$(0.36)	$(0.75)

Shares used in the calculation of net income (loss) per common share — basic	3,286	3,193	3,261	3,181

Shares used in the calculation of net income (loss) per common share — diluted	3,286	3,218	3,261	3,181

Calculation of net income (loss) excluding special items:
Net income (loss) per above	$(760)	$4	$(1,171)	$(2,390)
Restructuring charges	203	(4)	194	377
Purchased in-process research and development	—	—	1	4
(Gain) loss on equity investments, net	(3)	16	58	58
Impairment of goodwill and other intangible assets	—	—	—	2,125
Valuation allowance on deferred tax assets	300	—	300	—
Related tax effects	—	(5)	—	(231)

Net income (loss) excluding special items	$(260)	$11	$(618)	$(57)

Net income (loss) excluding special items per common share — basic and diluted	$(0.08)	$—	$(0.19)	$(0.02)

Shares used in the calculation of net income (loss) excluding special items per common share — basic	3,286	3,193	3,261	3,181

Shares used in the calculation of net income (loss) excluding special items per common share — diluted	3,286	3,218	3,261	3,181

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	March 28, 2004	June 30, 2003*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,506	$2,015
Short-term marketable debt securities	866	1,047
Accounts receivable, net	2,201	2,381
Inventories	497	416
Deferred and prepaid tax assets	424	133
Prepaid expenses and other current assets	822	787

Total current assets	6,316	6,779
Property, plant and equipment, net	2,075	2,267
Long-term marketable debt securities	3,111	2,679
Goodwill	470	326
Other acquisition-related intangible assets, net	119	91
Other non-current assets, net	692	843

	$12,783	$12,985

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$257	$—
Accounts payable	1,011	903
Accrued payroll-related liabilities	584	479
Accrued liabilities and other	1,053	1,027
Deferred revenues	1,342	1,453
Warranty reserve	247	267

Total current liabilities	4,494	4,129
Long-term debt	1,209	1,531
Long-term deferred revenues	537	450
Other non-current obligations	990	384
Total stockholders’ equity	5,553	6,491

	$12,783	$12,985

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in millions)

	Nine Months Ended
	March 28, 2004	March 30, 2003
Cash flows from operating activities:
Net loss	$(1,171)	$(2,390)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	517	676
Amortization of other intangible assets and unearned equity compensation	65	87
Impairment of goodwill and other intangible assets	—	2,125
Tax benefits from employee stock plans	—	9
Deferred taxes	300	(284)
Loss on equity investments, net	58	58
Purchased in-process research and development	1	4
Changes in operating assets and liabilities:
Accounts receivable, net	202	468
Inventories	(77)	206
Prepaid and other assets	(18)	171
Accounts payable	113	(168)
Other liabilities	64	(260)

Net cash provided by operating activities	54	702

Cash flows from investing activities:
Purchases of marketable debt securities	(6,649)	(4,643)
Proceeds from sales of marketable debt securities	6,374	4,219
Proceeds from maturities of marketable debt securities	—	564
Proceeds from (purchases of) equity investments, net	14	(15)
Acquisition of property, plant and equipment, net	(189)	(238)
Acquisition of spare parts and other assets	(56)	(132)
Payments for acquisitions, net of cash acquired	(201)	(30)

Net cash used in investing activities	(707)	(275)

Cash flows from financing activities:
Acquisition of common stock	—	(499)
Proceeds from issuance of common stock, net	151	87
Principal payments on borrowings and other obligations	(7)	(201)

Net cash provided by (used in) financing activities	144	(613)

Net decrease in cash and cash equivalents	(509)	(186)
Cash and cash equivalents, beginning of period	2,015	2,024

Cash and cash equivalents, end of period	$1,506	$1,838

SUN MICROSYSTEMS, INC.
OPERATIONS ANALYSIS — CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS	FY 2004				FY 2003					FY 2002
(in millions except per share amounts)	Q1	Q2	Q3	FY04 YTD	Q1	Q2	Q3	Q4	FY03	Q3	Q4	FY02
NET REVENUES
Products	1,634	1,944	1,711	5,289	1,880	2,013	1,897	2,003	7,793	2,269	2,507	9,093
Services	902	944	940	2,786	867	902	893	979	3,641	838	913	3,403
TOTAL	2,536	2,888	2,651	8,075	2,747	2,915	2,790	2,982	11,434	3,107	3,420	12,496
Growth vs. prior year (%)	-7.7%	-0.9%	-5.0%	-4.5%	-4.0%	-6.2%	-10.2%	-12.8%	-8.5%	-24.1%	-14.4%	-31.5%
Growth vs. prior quarter (%)	-15.0%	13.9%	-8.2%		-19.7%	6.1%	-4.3%	6.9%		0.0%	10.1%
COST OF SALES
Products	965	1,107	980	3,052	1,093	1,118	1,021	1,110	4,342	1,306	1,476	5,506
Services	555	573	603	1,731	522	534	526	568	2,150	494	530	2,074
TOTAL	1,520	1,680	1,583	4,783	1,615	1,652	1,547	1,678	6,492	1,800	2,006	7,580
% of revenue	59.9%	58.2%	59.7%	59.2%	58.8%	56.7%	55.4%	56.3%	56.8%	57.9%	58.7%	60.7%
GROSS MARGIN ($)
Products	669	837	731	2,237	787	895	876	893	3,451	963	1,031	3,587
% of product revenue	40.9%	43.1%	42.7%	42.3%	41.9%	44.5%	46.2%	44.6%	44.3%	42.4%	41.1%	39.4%
Services	347	371	337	1,055	345	368	367	411	1,491	344	383	1,329
% of service revenue	38.5%	39.3%	35.9%	37.9%	39.8%	40.8%	41.1%	42.0%	41.0%	41.1%	41.9%	39.1%
TOTAL	1,016	1,208	1,068	3,292	1,132	1,263	1,243	1,304	4,942	1,307	1,414	4,916
% of revenue	40.1%	41.8%	40.3%	40.8%	41.2%	43.3%	44.6%	43.7%	43.2%	42.1%	41.3%	39.3%
R&D	467	471	470	1,408	437	451	467	482	1,837	468	463	1,832
% of revenue	18.4%	16.3%	17.7%	17.4%	15.9%	15.5%	16.7%	16.2%	16.1%	15.1%	13.5%	14.7%
PURCHASED IN PROCESS R&D	1	0	0	1	0	4	0	0	4	0	0	3
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
SG&A	798	828	842	2,468	882	830	791	826	3,329	985	894	3,806
% of revenue	31.5%	28.7%	31.8%	30.6%	32.1%	28.5%	28.4%	27.7%	29.1%	31.7%	26.1%	30.5%
RESTRUCTURING CHARGES	1	(10)	203	194	24	357	(4)	(6)	371	(4)	(4)	517
% of revenue	0.0%	-0.3%	7.7%	2.4%	0.9%	12.2%	-0.1%	-0.2%	3.2%	-0.1%	-0.1%	4.1%
IMPAIRMENT EXPENSE	0	0	0	0	0	2,125	0	0	2,125	6	0	6
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	72.9%	0.0%	0.0%	18.6%	0.2%	0.0%	0.0%
TOTAL OPERATING EXPENSES	1,267	1,289	1,515	4,071	1,343	3,767	1,254	1,302	7,666	1,455	1,353	6,164
% of revenue	50.0%	44.6%	57.1%	50.4%	48.9%	129.2%	44.9%	43.7%	67.0%	46.8%	39.6%	49.3%
OPERATING INCOME (LOSS)	(251)	(81)	(447)	(779)	(211)	(2,504)	(11)	2	(2,724)	(148)	61	(1,248)
Operating margin	-9.9%	-2.8%	-16.9%	-9.6%	-7.7%	-85.9%	-0.4%	0.1%	-23.8%	-4.8%	1.8%	-10.0%
Interest income, net	21	20	23	64	39	38	33	45	155	77	47	299
Gain (loss) on equity investments, net	(25)	(36)	3	(58)	(31)	(11)	(16)	(26)	(84)	(23)	(18)	(99)
PRETAX INCOME (LOSS)	(255)	(97)	(421)	(773)	(203)	(2,477)	6	21	(2,653)	(94)	90	(1,048)
Pretax income (loss) margin	-10.1%	-3.4%	-15.9%	-9.6%	-7.4%	-85.0%	0.2%	0.7%	-23.2%	-3.0%	2.6%	-8.4%
INCOME TAX PROVISION (BENEFIT)	31	28	339	398	(92)	(194)	2	1,060	776	(57)	29	(461)
TAX RATE (%)	N/A	N/A	N/A	N/A	45.5%	7.8%	44.0%	N/A	N/A	60.8%	11.3%	44.0%
NET INCOME (LOSS) (Reported)	(286)	(125)	(760)	(1,171)	(111)	(2,283)	4	(1,039)	(3,429)	(37)	61	(587)
Growth vs. prior year (%)	-157.7%	94.5%	-19100.0%	51.0%	38.3%	-429.7%	110.8%	-1803.3%	-484.2%	-127.2%	169.3%	-163.3%
Growth vs. prior quarter (%)	72.5%	56.3%	-508.0%		-282.0%	-1956.8%	100.2%	-26075.0%		91.4%	264.9%
Net income (loss) margin	-11.3%	-4.3%	-28.7%	-14.5%	-4.0%	-78.3%	0.1%	-34.8%	-30.0%	-1.2%	1.8%	-4.7%
EPS (Diluted) (Reported)	(0.09)	(0.04)	(0.23)	(0.36)	(0.04)	(0.72)	0.00	(0.32)	(1.07)	(0.01)	0.02	(0.18)
Growth vs. prior year (%)	-125.0%	94.4%	N/A	52.0%	33.3%	-453.8%	100.0%	-1700.0%	-494.4%	-125.0%	166.7%	-166.7%
Growth vs. prior quarter (%)	71.9%	55.6%	-475.0%		-300.0%	-1700.0%	100.0%	N/A		92.3%	300.0%
SHARES (CSE)(Diluted)	3,235	3,262	3,286	3,261	3,168	3,181	3,218	3,219	3,190	3,245	3,309	3,242
OUTSTANDING SHARES	3,240	3,280	3,293	3,293	3,116	3,194	3,200	3,236	3,236	3,245	3,234	3,234
GAAP net income (loss)	(286)	(125)	(760)	(1,171)	(111)	(2,283)	4	(1,039)	(3,429)	(37)	61	(587)
In-process research and development	1	0	0	1	0	4	0	0	4	0	0	3
Restructuring charges	1	(10)	203	194	24	357	(4)	(6)	371	(4)	(4)	517
Gain (loss) on equity investments, net	25	36	(3)	58	31	11	16	26	84	23	18	99
Impairment expense	0	0	0	0	0	2,125	0	0	2,125	6	0	6
Valuation allowance on deferred tax assets	0	0	300	300	0	0	0	1,051	1,051	0	0	0
Related tax effects	0	0	0	0	(22)	(204)	(5)	(8)	(239)	(8)	(6)	(246)
Net income (loss) excluding special items	(259)	(99)	(260)	(618)	(78)	10	11	24	(33)	(20)	69	(208)
Growth vs. prior year (%)	-232.1%	-1090.0%	-2463.6%	-984.2%	50.6%	110.1%	155.0%	-65.2%	84.1%	-113.8%	527.3%	-118.8%
EPS (Diluted) excluding special items*	(0.08)	(0.03)	(0.08)	(0.19)	(0.02)	0.00	0.00	0.01	(0.01)	(0.01)	0.02	(0.06)
Growth vs. prior year (%)	-300.0%	N/A	N/A	-850.00%	60.0%	100.0%	100.0%	-50.0%	83.3%	-125.0%	N/A	-118.8%

*	For the quarters ended June 30, 2003 and December 29, 2002, Sun used 3,251 shares and 3,205 shares, respectively, to calculate the “Net income (loss) excluding special items.”

For all other periods, the number of shares used to calculate “EPS (Diluted) (Reported)” and “EPS (Diluted) excluding special items” were the same.

	FY 2004				FY 2003					FY2002
(in millions)	Q1	Q2	Q3	FY04 YTD	Q1	Q2	Q3	Q4	FY03	Q3	Q4	FY02
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,162	1,214	1,037	3,413	1,242	1,267	1,212	1,328	5,049	1,439	1,714	5,936
Growth vs. prior year (%)	-6.4%	-4.2%	-14.4%	-8.3%	-7.8%	-11.8%	-15.8%	-22.5%	-14.9%	-13.9%	-9.9%	-32.4%
Growth vs. prior quarter (%)	-12.5%	4.5%	-14.6%		-27.5%	2.0%	-4.3%	9.6%		0.2%	19.1%
EUROPE ($M)	780	928	921	2,629	806	932	886	954	3,578	924	973	3,606
Growth vs. prior year (%)	-3.2%	-0.4%	4.0%	0.2%	-0.4%	3.6%	-4.1%	-2.0%	-0.8%	-30.9%	-13.2%	-31.6%
Growth vs. prior quarter (%)	-18.2%	19.0%	-0.8%		-17.2%	15.6%	-4.9%	7.7%		2.7%	5.3%
JAPAN ($M)	185	192	207	584	250	243	243	200	936	278	203	1,060
Growth vs. prior year (%)	-26.0%	-21.0%	-14.8%	-20.7%	-12.9%	-16.8%	-12.6%	-1.5%	-11.7%	-43.6%	-43.8%	-38.0%
Growth vs. prior quarter (%)	-7.5%	3.8%	7.8%		23.2%	-2.8%	0.0%	-17.7%		-4.8%	-27.0%
REST OF WORLD ($M)	409	554	486	1,449	449	473	449	500	1,871	466	530	1,894
Growth vs. prior year (%)	-8.9%	17.1%	8.2%	5.7%	7.4%	-1.5%	-3.6%	-5.7%	-1.2%	-21.4%	-13.3%	-24.0%
Growth vs. prior quarter (%)	-18.2%	35.5%	-12.3%		-15.3%	5.3%	-5.1%	11.4%		-2.9%	13.7%
% of Total Revenue
UNITED STATES (%)	45.8%	42.1%	39.2%	42.3%	45.2%	43.5%	43.4%	44.5%	44.2%	46.3%	50.1%	47.5%
EUROPE (%)	30.8%	32.1%	34.7%	32.6%	29.3%	32.0%	31.8%	32.0%	31.3%	29.7%	28.5%	28.9%
JAPAN (%)	7.3%	6.6%	7.8%	7.2%	9.1%	8.3%	8.7%	6.7%	8.2%	8.9%	5.9%	8.5%
REST OF WORLD (%)	16.1%	19.2%	18.3%	17.9%	16.3%	16.2%	16.1%	16.8%	16.4%	15.0%	15.5%	15.2%
PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,282	1,568	1,365	4,215	1,512	1,621	1,530	1,580	6,243	1,864	2,002	7,396
Growth vs. prior year (%)	-15.2%	-3.3%	-10.8%	-9.6%	-10.6%	-11.8%	-17.9%	-21.1%	-15.6%	-31.3%	-21.4%	-40.3%
Growth vs. prior quarter (%)	-18.9%	22.3%	-12.9%		-24.5%	7.2%	-5.6%	3.3%		1.4%	7.4%
NETWORK STORAGE PRODUCTS ($M)	352	376	346	1,074	368	392	367	423	1,550	405	505	1,697
Growth vs. prior year (%)	-4.3%	-4.1%	-5.7%	-4.7%	0.8%	-7.1%	-9.4%	-16.2%	-8.7%	-26.1%	-7.5%	-35.4%
Growth vs. prior quarter (%)	-16.8%	6.8%	-8.0%		-27.1%	6.5%	-6.4%	15.3%		-4.0%	24.7%
SUPPORT SERVICES ($M)	731	745	731	2,207	683	702	704	755	2,844	636	692	2,538
Growth vs. prior year (%)	7.0%	6.1%	3.8%	5.6%	16.8%	12.3%	10.7%	9.1%	12.1%	15.8%	12.5%	16.0%
Growth vs. prior quarter (%)	-3.2%	1.9%	-1.9%		-1.3%	2.8%	0.3%	7.2%		1.8%	8.8%
PROFESSIONAL AND EDUCATION SERVICES ($M)	171	199	209	579	184	200	189	224	797	202	221	865
Growth vs. prior year (%)	-7.1%	-0.5%	10.6%	1.0%	-16.0%	-10.3%	-6.4%	1.4%	-7.9%	-28.9%	-23.0%	-17.4%
Growth vs. prior quarter (%)	-23.7%	16.4%	5.0%		-16.7%	8.7%	-5.5%	18.5%		-9.4%	9.4%
NET BOOKINGS ($M)	2,538	2,980	2,617	8,135	2,601	2,989	2,688	3,020	11,298	3,088	3,486	12,484
Growth vs. prior year (%)	-2.4%	-0.3%	-2.6%	-1.7%	-4.3%	-6.4%	-13.0%	-13.4%	-9.5%	-14.5%	-4.5%	-27.7%
Growth vs. prior quarter (%)	-16.0%	17.4%	-12.2%		-25.4%	14.9%	-10.1%	12.4%		-3.3%	12.9%
BACKLOG ($M)	707	799	765	765	695	769	667	705	705	775	841	841

BALANCE SHEETS	FY 2004				FY 2003					FY 2002
(in millions)	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
CASH & ST INVESTMENTS	2,520	2,160	2,372		2,632	2,606	2,636	3,062		2,384	2,885
ACCOUNTS RECEIVABLE, NET	1,905	2,214	2,201		2,133	2,291	2,296	2,381		2,407	2,745
RAW MATERIALS	133	120	129		136	119	101	114		206	168
WORK IN PROCESS	73	107	121		123	130	82	75		118	125
FINISHED GOODS	220	253	247		250	235	214	227		230	298
TOTAL INVENTORIES	426	480	497		509	484	397	416		554	591
OTHER CURRENT ASSETS	890	966	1,246		1,629	1,447	1,302	920		2,348	1,556
TOTAL CURRENT ASSETS	5,741	5,820	6,316		6,903	6,828	6,631	6,779		7,693	7,777
PP&E,NET	2,152	2,115	2,075		2,408	2,321	2,265	2,267		2,512	2,453
GOODWILL	389	466	470		2,182	326	326	326		2,182	2,182
LT MARKETABLE DEBT SECURITIES	3,006	3,001	3,111		2,612	2,671	2,902	2,679		3,564	2,979
OTHER NON-CURRENT ASSETS, NET	825	822	811		1,271	1,323	1,421	934		923	1,131
TOTAL ASSETS	12,113	12,224	12,783		15,376	13,469	13,545	12,985		16,874	16,522
SHORT TERM BORROWINGS	263	263	257		0	0	0	0		207	205
ACCOUNTS PAYABLE	780	906	1,011		798	809	870	903		935	1,044
ACCRUED LIABILITIES & OTHER	1,652	1,583	1,884		1,873	1,900	1,792	1,773		2,135	2,023
DEFERRED REVENUES	1,214	1,213	1,342		1,109	1,079	1,162	1,453		1,055	1,321
TOTAL CURRENT LIABILITIES	3,909	3,965	4,494		3,780	3,788	3,824	4,129		4,332	4,593
LT DEBT	1,215	1,214	1,209		1,500	1,519	1,495	1,531		1,384	1,449
LT DEFERRED REVENUES	462	463	537		547	520	512	450		570	477
OTHER NON-CURRENT OBLIGATIONS	364	343	990		240	369	354	384		857	202
STOCKHOLDERS’ EQUITY	6,163	6,239	5,553		9,309	7,273	7,360	6,491		9,731	9,801
TOTAL LIABILITIES & SE	12,113	12,224	12,783		15,376	13,469	13,545	12,985		16,874	16,522

CASH FLOW	Q1	Q2	Q3	FY04 YTD	Q1	Q2	Q3	Q4	FY03	Q3	Q4	FY02
OPERATING ACTIVITIES	(49)	(282)	385	54	182	141	379	335	1,037	288	177	880
INVESTING ACTIVITIES	(492)	123	(338)	(707)	126	(293)	(108)	(253)	(528)	269	287	39
FINANCING ACTIVITIES	7	106	31	144	(696)	73	10	95	(518)	(90)	(112)	(367)

KEY METRICS	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
INVENTORY TURNS (hist.)	13.7	13.3	14.5		10.9	12.8	14.3	12.9		10.6	9.2
INVENTORY TURNS-PRODUCT ONLY (hist.)	9.0	8.7	9.3		7.8	9.0	9.9	8.6		7.8	6.7
DAYS SALES OUTSTANDING	68	69	75		70	71	74	72		70	72
DAYS PAYABLES OUTSTANDING	(46)	(49)	(57)		(44)	(44)	(51)	(48)		(47)	(47)
DAYS OF SUPPLY ON HAND	25	26	28		28	26	23	22		28	27
LT DEBT/EQUITY(%)	19.7%	19.5%	21.8%		16.1%	20.9%	20.3%	23.6%		14.2%	14.8%
ROE (12 mo. avg.)(%)	-52.8%	-22.0%	-36.2%		-5.3%	-26.3%	-27.6%	-45.1%		-7.3%	-5.9%
BOOK VALUE PER SHARE($)	1.90	1.90	1.69		2.99	2.28	2.30	2.01		3.00	3.03
PRICE PER SHARE @ CLOSE	3.84	4.38	4.11		2.67	3.25	3.43	4.65		9.52	5.01
P/E RATIO (previous 4 qtrs)	N/A	N/A	N/A		N/A	N/A	N/A	N/A		N/A	N/A
ROA (12 mo. avg.)(%)	-27.7%	-11.4%	-17.6%		-3.1%	-15.2%	-15.8%	-24.8%		-4.2%	-3.5%
DEPREC. & AMORT. ($M)	218	189	184		272	275	216	265		273	286
CAPITAL EXPENDITURES ($M)	55	72	62		83	98	57	135		126	98
NUMBER OF EMPLOYEES	36,014	35,802	35,386		39,001	36,460	35,745	36,068		39,473	39,433
REV. PER EMP. (12 mo.)($K)	311.6	312.7	312.5		317.5	334.3	332.1	317.0		331.1	316.9
GM PER EMP. (12mo.)($K)	134.0	133.3	129.9		128.0	140.3	141.3	137.0		130.4	124.7
OP EXP AS % OF REV (12mo.)	67.6%	45.7%	48.6%		48.9%	65.0%	65.0%	67.0%		50.8%	49.3%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(100.1)	(40.4)	(62.5)		(13.3)	(65.0)	(65.2)	(95.1)		(18.6)	(14.9)